SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

I.              Evergreen High Grade Municipal Bond Fund and Evergreen Municipal Bond Fund

                The Board of Trustees of the Evergreen funds, at a meeting held on June 14, 2007, approved a proposal to merge Evergreen High Grade Municipal Bond Fund (“High Grade Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund”) and to submit that proposal for the approval of High Grade Municipal Bond Fund's shareholders.  If the shareholders of High Grade Municipal Bond Fund approve the proposal, Municipal Bond Fund will acquire all of the assets and assume all of the liabilities of High Grade Municipal Bond Fund and shareholders of High Grade Municipal Bond Fund will receive shares of Municipal Bond Fund in exchange for their High Grade Municipal Bond Fund shares.  If approved, the reorganization is proposed to take place in October 2007.

June 14, 2007                                                                                                                                                         579915(6/07)